                                                                    EXHIBIT 99.8

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                   $  1,397,520.69
Available Funds:
   Contract Payments due and received in this period                                                                    6,541,313.79
   Contract Payments due in prior period(s) and received in this period                                                   809,020.29
   Contract Payments received in this period for next period                                                              500,548.86
   Sales, Use and Property Tax, Maintenance, Late Charges                                                                 194,945.16
   Prepayment Amounts related to early termination in this period                                                       2,464,748.91
   Servicer Advance                                                                                                             0.00
   Proceeds received from recoveries on previously Defaulted Contracts                                                          0.00
   Transfer from Reserve Account                                                                                        8,863,199.52
   Interest earned on Collection Account                                                                                   12,902.16
   Interest earned on SPG Account                                                                                           3,546.56
   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                  0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)             0.00
   Due from Bank of America Derivative Settlement                                                                               0.00
   Any other amounts                                                                                                            0.00

                                                                                                                     ---------------
Total Available Funds                                                                                                  20,787,745.94
Less: Amounts to be Retained in Collection Account                                                                      1,543,499.26
                                                                                                                     ---------------
AMOUNT TO BE DISTRIBUTED                                                                                               19,244,246.68
                                                                                                                     ===============

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                                        Discounted                                                                 Discounted
         Lease #                      Present Value                                    Lease #                   Present Value
---------------------------------------------------                          ---------------------------------------------------
#* 7002469-001 (08/03)                   14,288.64                           #* 2986-003 (01/04)                     20,888.85
#* 7002469-003 (08/03)                    3,427.24                           #* 2987-002 (01/04)                     45,252.14
#* 7003145-001 (08/03)                  119,023.00                           #* 3181-010 (01/04)                  3,661,824.16
#* 7003091-001 (09/03)                   33,567.30                           #* 3434-001 (01/04)                  1,368,881.61
#* 7003951-001 (09/03)                   58,639.44                           #* 3434-002 (01/04)                    190,113.39
#* 7004553-001 (09/03)                   13,809.65                           #* 3434-003 (01/04)                    233,347.26
#* 7001665-001 (10/03)                   55,517.26                           #* 3525-001 (01/04)                  1,591,695.84
#* 7002542-001 (10/03)                   24,938.94                           #* 3525-002 (01/04)                  1,724,448.43
#* 7003812-002 (10/03)                  251,031.68                           #* 2013326-001 (01/04)                  15,139.37
#* 7004515-001 (10/03)                   56,948.17                           #* 7000371-003 (01/04)                  21,049.55
#* 7004538-001 (10/03)                   54,868.99                           #* 7000392-001 (01/04)                  84,539.64
#* 9906114-002 (10/03)                   25,458.97                           #* 7000988-001 (01/04)                  21,356.53
#* 3256-002 (11/03)                      95,927.86                           #* 7001177-001 (01/04)                  51,370.80
#* 3404-001 (11/03)                     948,332.02                           #* 7001836-001 (01/04)                  10,872.39
#* 2015354-001 (11/03)                   22,192.38                           #* 7002640-001 (01/04)                  14,463.46
#* 7002540-001 (11/03)                   27,188.33                           #* 7003996-001 (01/04)                  15,577.19
#* 7003812-001 (11/03)                  100,696.41
#* 2857-002 (12/03)                     306,679.70
#* 2010449-001 (12/03)                    6,782.27
#* 7000075-001 (12/03)                   73,366.16
#* 7001951-001 (12/03)                    5,580.52
#* 7002932-001 (12/03)                   37,051.37
#* 7003058-001 (12/03)                   12,400.50
#* 7003078-001 (12/03)                   25,979.42
#* 7003366-001 (12/03)                   70,132.00
#* 7003393-601 (12/03)                   53,597.29
                                                       ------------------
                                        Totals:        $    11,568,246.12

         POOL B

                                       Discounted                                      Discounted
       Lease #                       Present Value          Lease #                   Present Value
--------------------------------------------------     ----------------------------------------------
#* 2015088-001 (11/03)                    9,051.24                                    $          0.00
#* 3447-002 (12/03)                     737,641.47
#* 2008734-002 (12/03)                    7,743.02
#* 7002345-001 (12/03)                    5,775.50
#* 3386-001 (01/04)                      39,514.98

                                                       ------------------
                                      Totals:          $       799,726.21

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                         $ 12,367,972.33
   b) ADCB AT CLOSING DATE                                                            $462,410,954.84
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                               2.67%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                          DVI RECEIVABLES XVIII 2002-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XVI. POOL PERFORMANCE MEASUREMENTS

1.                             AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
   This Month                              32,282,008.43   This Month                       325,189,051.99
   1 Month Prior                           37,373,434.83   1 Month Prior                    343,762,068.97
   2 Months Prior                          29,432,966.69   2 Months Prior                   353,931,373.05

   Total                                   99,088,409.95   Total                          1,022,882,494.01

   a) 3 Month Average                      33,029,469.98   b) 3 Month Average               340,960,831.34

   c) a/b                                           9.69%

2. Does a Delinquency Condition Exist (1c > 6% )?                                                            Yes     X    No
                                                                                                                 -------     -------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                                     Yes     X    No
                                                                                                                 -------     -------
   B. An Indenture Event of Default has occurred and is then continuing?                                     Yes          No
                                                                                                                  -------    -------

4. Has a Servicer Event of Default occurred?                                                                 Yes          No
                                                                                                                  -------    -------
5. Amortization Event Check

   A. Is 1c > 8% ?                                                                                           Yes     X    No
                                                                                                                  -------    -------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
      covenant or obligation not remedied within 90 days?                                                    Yes          No
                                                                                                                  -------    -------
   C. As of any Determination date, the sum of all defaulted contracts
      since the Closing date exceeds 6% of the ADCB on the Closing Date?                                     Yes          No    X
                                                                                                                  -------    -------
6. Aggregate Discounted Contract Balance at Closing Date                          Balance $ 462,410,954.84
                                                                                          ----------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                      TOTAL            % of Total
                         A.D.C.B.                    A.D.C.B.           A.D.C.B.
                         --------                    --------           --------
30 Days Overdue       38,358,301.54               325,189,051.99         11.796%
60 Days Overdue        8,948,857.34               325,189,051.99          2.752%
90 Days Overdue        5,477,627.97               325,189,051.99          1.684%
120 Days Overdue      10,567,222.38               325,189,051.99          3.250%
150 Days Overdue      16,237,158.08               325,189,051.99          4.993%
180 Days Overdue               0.00               325,189,051.99          0.000%